UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-07897

MUNDER SERIES TRUST II
(FORMERLY THE MUNDER FRAMLINGTON FUNDS TRUST)

(Exact name of registrant as specified in charter)
480 PIERCE STREET
BIRMINGHAM, MICHIGAN 48009

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

STEPHEN SHENKENBERG 480 PIERCE STREET BIRMINGHAM, MICHIGAN 48009	JANE KANTER DECHERT LLP 1775 I STREET, N.W. WASHINGTON, D.C. 20006
Registrant’s telephone number, including area code: (248) 647-9200
Date of fiscal year end: June 30
Date of reporting period: June 30, 2006

Item 1: Report to Shareholder.

ANNUAL REPORT
June 30, 2006
Munder Healthcare Fund
Class A, B, C, K, R & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUND SHAREHOLDERS:

    I am delighted to provide you with information about some very positive developments at Munder Capital Management, the investment advisor to The Munder Funds. By mutual agreement with Comerica Incorporated, Munder Capital’s partner for over 10 years, the management team and employees of Munder Capital, along with Crestview Capital Partners, L.P. and Grail Partners, LLC, are buying Comerica’s ownership position in the firm. We anticipate that the transfer of ownership will be completed prior to year end.

    Because Munder Capital retained its own operational infrastructure throughout its partnership with Comerica, we expect the transition to independent ownership of Munder Capital to be seamless. Among the most important outcomes from Munder Capital’s perspective are the continuity in our people and processes, and the opportunity for increased employee ownership. We have always believed that employee ownership is the best way to align our interests with the interests of our clients, and to attract and retain talented professionals. This is a key outcome of the new ownership structure.

    As I hope you can tell from this letter, I am very pleased with this announcement because of its positive implications for both The Munder Funds and for the Munder Capital team. The investment advisory agreement between The Munder Funds and the newly structured Munder Capital Management has been approved by the Board of Trustees of The Munder Funds. In the coming weeks, shareholders of the Funds will receive materials requesting their approval of the investment advisory agreement, which will be sought through a proxy statement. I encourage you to exercise your right to vote your shares.

    Thank you for your confidence in The Munder Funds. We look forward to continuing to work with you toward meeting your investment goals.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
President and Chief Investment Officer, Munder Capital Management

Table of
   Contents

ii	Management’s Discussion of Fund Performance
iv	Hypothetical and Total Returns
viii	Shareholder Fee Example
1	Portfolio of Investments
6	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Statements of Changes in Net Assets — Capital Stock Activity
12	Financial Highlights
17	Notes to Financial Statements
36	Report of Independent Registered Public Accounting Firm

An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain a prospectus, please visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
   Fund Performance

    Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

    The Fund concentrates its investments in health care-related securities and is therefore subject to higher market risk and price volatility than funds with more broadly diversified investments. Investors should also note that the Fund can invest all of its assets in foreign securities, and such investments involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

    Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2006. The following pie chart illustrates the allocation of the Fund’s investments by sub-industry. A complete list of holdings as of June 30, 2006 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 438-5789.

 SUB-INDUSTRY ALLOCATION

    The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2006. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

Portfolio Management Team: Suresh Rajagopal and Thomas Wald

    The Fund generated a -0.58% return for the one year ended June 30, 2006, compared to the 1.55% return for the Goldman Sachs Sector Index — Health Care and the 4.77% median return for the Lipper universe of health/biotechnology funds.

    The Fund’s negative absolute return was a reflection of the weakness in healthcare investments in general during the period. Healthcare stocks struggled during the year ended June 30, 2006, with healthcare being the only sector of the S&P 500® Index to post a negative return for the year. The Fund also lagged its Goldman Sachs benchmark during the year, with strength in the pharmaceuticals holdings of the Fund offset by weakness in the Fund’s life sciences tools & services, health care equipment and health care supplies segments.

    An overweight in AstraZeneca PLC (3.0% of the Fund) and an underweight in Pfizer, Inc. (3.4% of the Fund) contributed to the relative strength of the Fund’s pharmaceutical holdings. Gilead Sciences, Inc. (3.5% of the Fund), a biotechnology holding, and Express Scripts, Inc. (0.7% of the Fund) in the health care services segment also had a positive impact on the Fund’s relative performance.

    In contrast, overweights in Medtronic, Inc. (3.7% of the Fund), St. Jude Medical, Inc. (0.8% of the Fund) and Stryker Corporation (1.7% of the Fund) in the health care equipment segment of the Fund, and Alcon, Inc. (1.4% of the Fund) in the health care supplies segment, held back relative performance. Invitrogen Corporation (0.3% of the Fund) and QIAGEN N.V. (0.6% of the Fund) detracted from relative returns in the life sciences tools & services segment.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Goldman Sachs Sector Index — Health Care (GSSI Health Care Index) is a modified-capitalization weighted equity index designed to measure the performance of U.S. traded securities in the health care sector. The S&P 500® Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of health/biotechnology funds represents the universe of mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

Hypothetical and Total Returns

The following graph represents the performance of the Munder Healthcare Fund (the “Fund”) since the inception of its oldest class of shares, Class Y Shares. The table following the line graph sets forth performance information and the growth of a hypothetical $10,000 investment for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of any investment will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Healthcare Fund

CLASS Y SHARE HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Initial Investment

	GROWTH OF A $10,000 INVESTMENT

				S&P	Goldman Sachs	Lipper Health/
Class and	With		Without	500®	Sector Index —	Biotechnology
Inception Date	Load		Load	Index#	Health Care#	Funds Median**

CLASS A 2/14/97	$20,436	*	$21,629	$18,741	$23,729	$26,510

CLASS B 1/31/97	N/A		20,684	18,741	23,729	26,510

CLASS C 1/13/97	N/A		21,897	19,905	25,693	27,870

CLASS K 4/1/97	N/A		25,821	19,397	25,095	28,011

CLASS R 7/29/04	N/A		11,387	11,942	11,638	11,616

CLASS Y 12/31/96	N/A		24,994	19,905	25,693	27,870

	AVERAGE ANNUAL TOTAL RETURNS

	One		One	Five		Five	Since		Since
Class and	Year		Year	Years		Years	Inception		Inception
Inception Date	w/load		w/out load	w/load		w/out load	w/load		w/out load

CLASS A 2/14/97	(6.24)%	*	(0.80)%	(2.50)%	*	(1.39)%	7.92%	*	8.58%

CLASS B 1/31/97	(6.45)%†		(1.52)%	(2.52)%†		(2.12)%	N/A		8.03%

CLASS C 1/13/97	(2.51)%†		(1.52)%	N/A		(2.13)%	N/A		8.64%

CLASS K 4/1/97	N/A		(0.84)%	N/A		(1.41)%	N/A		10.80%

CLASS R 7/29/04	N/A		(1.05)%	N/A		N/A	N/A		6.99%

CLASS Y 12/31/96	N/A		(0.58)%	N/A		(1.14)%	N/A		10.12%

*	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

#	The S&P 500® Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Goldman Sachs Sector Index — Health Care (GSSI™ Health Care Index) is a modified capitalization-weighted equity index designed

v

to measure the performance of U.S. traded securities in the health care sector. Index since inception comparative returns for Class A, Class B, Class C, Class K, Class R, and Class Y Shares of the Fund are as of 2/1/97, 2/1/97, 1/1/97, 4/1/97, 8/1/04, and 1/1/97, respectively.

**	The Lipper Health/ Biotechnology Funds Median represents the median performance of a universe of mutual funds that have been in existence since the Fund’s inception and are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper since inception comparative returns for Class A, Class B, Class C, Class K, Class R, and Class Y Shares of the Fund are as of 2/1/97, 2/1/97, 1/1/97, 4/1/97, 8/1/04, and 1/1/97, respectively.

[This Page Intentionally Left Blank]

Shareholder Fee Example (Unaudited)

Example

    Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2006 to June 30, 2006.

Actual Expenses

    The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $10 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

    The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

    Please note that the expenses shown in the table for the Fund and in similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/06	6/30/06	1/1/06-6/30/06	Ratio

Actual
Class A	$1,000.00	$924.70	$9.02	1.89%
Class B	$1,000.00	$921.20	$12.53	2.63%
Class C	$1,000.00	$921.50	$12.58	2.64%
Class K	$1,000.00	$924.60	$8.97	1.88%
Class R	$1,000.00	$923.70	$10.16	2.13%
Class Y	$1,000.00	$925.90	$7.83	1.64%

Hypothetical
Class A	$1,000.00	$1,015.42	$9.44	1.89%
Class B	$1,000.00	$1,011.75	$13.12	2.63%
Class C	$1,000.00	$1,011.70	$13.17	2.64%
Class K	$1,000.00	$1,015.47	$9.39	1.88%
Class R	$1,000.00	$1,014.23	$10.64	2.13%
Class Y	$1,000.00	$1,016.66	$8.20	1.64%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

    The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

[This Page Intentionally Left Blank]

x

Munder Healthcare Fund

Portfolio of Investments, June 30, 2006

Shares		Value

COMMON STOCKS — 100.0%
Health Care — 99.7%
Biotechnology — 17.2%
119,075	Amgen Inc. †	$7,767,262
6,875	Amylin Pharmaceuticals, Inc. †,(a)	339,419
36,525	Biogen Idec Inc. †	1,692,203
34,875	Celgene Corporation †,(a)	1,654,121
102,450	Genentech, Inc. †	8,380,410
14,775	Genzyme Corporation †	902,014
92,900	Gilead Sciences, Inc. †	5,495,964
9,575	ImClone Systems Incorporated †,(a)	369,978
10,450	Vertex Pharmaceuticals Incorporated †,(a)	383,620

		26,984,991

Health Care Services — 4.4%
46,825	Caremark Rx, Inc.	2,335,163
15,450	Express Scripts, Inc. †	1,108,383
27,025	Medco Health Solutions, Inc. †	1,547,992
30,550	Quest Diagnostics Incorporated	1,830,556

		6,822,094

Health Care Distributors — 3.3%
20,825	AmerisourceBergen Corporation	872,984
42,475	Cardinal Health, Inc.	2,732,417
31,325	McKesson Corporation	1,481,046

		5,086,447

Health Care Equipment — 12.6%
92,050	Baxter International, Inc.	3,383,758
17,725	Becton, Dickinson and Company	1,083,529
25,550	Biomet, Inc.	799,460
121,847	Boston Scientific Corporation †	2,051,903
123,925	Medtronic, Inc.	5,814,561
27,150	ResMed, Inc. †,(a)	1,274,693
21,250	Respironics, Inc. †	727,175
36,950	St. Jude Medical, Inc. †	1,197,919
64,375	Stryker Corporation	2,710,831
11,700	Zimmer Holdings, Inc. †	663,624

		19,707,453

See Notes to Financial Statements.

Munder Healthcare Fund

Portfolio of Investments, June 30, 2006 (continued)

Shares		Value

COMMON STOCKS (Continued)
Health Care (Continued)
Health Care Facilities — 2.0%
9,850	Community Health Systems, Inc. †	$361,988
30,575	HCA Inc.	1,319,311
17,875	Health Management Associates, Inc., Class A	352,316
35,100	VCA Antech, Inc. †	1,120,743

		3,154,358

Health Care Supplies — 1.4%
22,750	Alcon, Inc.	2,242,013

Life Sciences Tools & Services — 3.0%
12,175	Fisher Scientific International, Inc. †	889,383
7,600	Invitrogen Corporation †,(a)	502,132
9,525	Millipore Corporation †	599,980
18,500	Nektar Therapeutics †,(a)	339,290
66,425	QIAGEN N.V. †,(a)	911,351
16,500	Techne Corporation †	840,180
17,225	Thermo Electron Corporation †	624,234

		4,706,550

Managed Health Care — 11.2%
56,850	Aetna, Inc.	2,270,020
12,150	CIGNA Corporation	1,196,896
16,125	Coventry Health Care, Inc. †	885,908
12,175	Health Net, Inc., Class A †	549,945
16,800	Humana, Inc. †	902,160
6,425	Sierra Health Services, Inc. †	289,318
140,587	UnitedHealth Group, Inc.	6,295,486
71,190	WellPoint, Inc. †	5,180,496

		17,570,229

Pharmaceuticals — 44.6%
169,225	Abbott Laboratories	7,379,902
15,250	Allergan, Inc.	1,635,715
78,650	AstraZeneca PLC, ADR	4,704,843
215,450	Bristol-Myers Squibb Company	5,571,537
124,150	Eli Lilly and Company	6,861,770
64,425	GlaxoSmithKline PLC, ADR	3,594,915
176,150	Johnson & Johnson	10,554,908
154,625	Merck & Co. Inc.	5,632,989
75,725	Novartis AG, ADR	4,083,092
228,650	Pfizer, Inc.	5,366,415

See Notes to Financial Statements.

Shares		Value

Health Care (Continued)
Pharmaceuticals (Continued)
22,750	Sanofi-Aventis, ADR	$1,107,925
198,525	Schering-Plough Corporation	3,777,931
11,075	Sepracor, Inc. †,(a)	632,826
203,500	Wyeth	9,037,435

		69,942,203

Total Health Care		156,216,338

Industrials — 0.3%
Environmental & Facilities Services — 0.3%
7,250	Stericycle, Inc. †,(a)	471,975

TOTAL COMMON STOCKS
(Cost $147,357,355)		156,688,313

WARRANTS — 0.0%
Biotechnology — 0.0%
50,000	Aphton Corporation, expires 09/18/2008 (exercise price: $8.12) †,(b)	0
52,500	Axonyx, Inc., expires 01/08/2009 (exercise price: $7.25) †,(b)	0

TOTAL WARRANTS
(Cost $330,613)		0

COLLATERAL FOR SECURITIES ON LOAN — 4.0%
(Cost $6,298,275)
6,298,275	State Street Navigator Securities Trust — Prime Portfolio (c)	6,298,275

TOTAL INVESTMENTS
(Cost $153,986,243)	104.0%	162,986,588
OTHER ASSETS AND LIABILITIES (Net)	(4.0)	(6,326,961)

NET ASSETS	100.0%	$156,659,627

†	Non-income producing security.

(a)	Security, or a portion thereof, is on loan.

(b)	Fair valued security as of June 30, 2006 (see Notes to Financial Statements, Note 2).

(c)	At June 30, 2006, the market value of the securities on loan is $6,261,424.

ABBREVIATION:

ADR — American Depositary Receipt

See Notes to Financial Statements.

Munder Healthcare Fund

Portfolio of Investments, June 30, 2006 (continued)

At June 30, 2006, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	89.4%	$140,044,174
United Kingdom	5.3	8,299,758
Switzerland	4.0	6,325,105
France	0.7	1,107,925
Netherlands	0.6	911,351

TOTAL COMMON STOCKS	100.0	156,688,313
WARRANTS	0.0	—
COLLATERAL FOR SECURITIES ON LOAN	4.0	6,298,275

TOTAL INVESTMENTS	104.0	162,986,588
OTHER ASSETS AND LIABILITIES (Net)	(4.0)	(6,326,961)

NET ASSETS	100.0%	$156,659,627

See Notes to Financial Statements.

[This Page Intentionally Left Blank]

Munder Healthcare Fund

Statement of Assets and Liabilities, June 30, 2006

ASSETS:
Investments, at value* (see accompanying schedule)	$162,986,588
Dividends receivable	111,352
Receivable for investment securities sold	1,807,863
Receivable for Fund shares sold	10,411
Prepaid expenses and other assets	50,867

Total Assets	164,967,081

LIABILITIES:
Custodian overdraft payable	199,213
Payable for Fund shares redeemed	671,205
Payable for investment securities purchased	724,908
Payable upon return of securities loaned	6,298,275
Transfer agency/record keeping fees payable	118,508
Investment advisory fees payable	117,044
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	76,378
Trustees’ fees and expenses payable	50,211
Administration fees payable	17,486
Custody fees payable	2,469
Shareholder servicing fees payable — Class K Shares	16
Accrued expenses and other payables	31,741

Total Liabilities	8,307,454

NET ASSETS	$156,659,627

Investments, at cost	$153,986,243

*	Including $6,261,424 of securities loaned.

See Notes to Financial Statements.

NET ASSETS consist of:
Accumulated net investment loss	$(39,125)
Accumulated net realized loss on investments sold	(142,304,321)
Net unrealized appreciation of investments	9,000,345
Par value	6,863
Paid-in capital in excess of par value	289,995,865

$156,659,627

NET ASSETS:
Class A Shares	$71,711,024

Class B Shares	$43,131,224

Class C Shares	$30,947,804

Class K Shares	$84,503

Class R Shares	$5,692

Class Y Shares	$10,779,380

SHARES OUTSTANDING:
Class A Shares	3,039,870

Class B Shares	1,962,574

Class C Shares	1,409,579

Class K Shares	3,588

Class R Shares	242

Class Y Shares	446,731

CLASS A SHARES:
Net asset value and redemption price per share	$23.59

Maximum sales charge	5.50%
Maximum offering price per share	$24.96

CLASS B SHARES:
Net asset value and offering price per share*	$21.98

CLASS C SHARES:
Net asset value and offering price per share*	$21.96

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$23.55

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$23.48

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$24.13

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

Munder Healthcare Fund

Statement of Operations, For the Year Ended June 30, 2006

INVESTMENT INCOME:
Interest	$51,445
Dividends(a)	1,922,677
Securities lending	24,478

Total Investment Income	1,998,600

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	194,663
Class B Shares	701,658
Class C Shares	384,303
Class R Shares	30
Shareholder servicing fees:
Class K Shares	246
Investment advisory fees	1,979,799
Transfer agency/record keeping fees	575,094
Administration fees	287,777
Printing and mailing fees	72,991
Legal and audit fees	63,225
Registration and filing fees	58,565
Trustees’ fees and expenses	32,003
Custody fees	26,586
Other	34,115

Total Expenses	4,411,055

NET INVESTMENT LOSS	(2,412,455)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	17,421,772
Foreign currency-related transactions	(24,838)
Net change in unrealized appreciation/(depreciation) of:
Securities	(15,171,173)
Foreign currency-related translations	1,663

Net realized and unrealized gain on investments	2,227,424

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(185,031)

(a)	Net of foreign withholding taxes of $19,084.

See Notes to Financial Statements.

Munder Healthcare Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2006	June 30, 2005(a)

Net investment loss	$(2,412,455)	$(4,467,566)
Net realized gain from security transactions and foreign currency-related transactions	17,396,934	19,642,349
Net change in unrealized appreciation/ (depreciation) of securities and foreign currency-related transactions	(15,169,510)	(14,715,657)

Net increase/(decrease) in net assets resulting from operations	(185,031)	459,126
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	(2,778,317)	(22,676,528)
Class B Shares	(44,544,367)	(30,992,138)
Class C Shares	(10,311,637)	(14,310,980)
Class K Shares	(58,569)	(26,443)
Class R Shares	—	5,000
Class Y Shares	33,372	(395,450)
Short-term trading fees	6,129	22,094
Voluntary contribution from Advisor	176,297	—

Net decrease in net assets	(57,662,123)	(67,915,319)
NET ASSETS:
Beginning of year	214,321,750	282,237,069

End of year	$156,659,627	$214,321,750

Accumulated net investment loss	$(39,125)	$(52,147)

(a)	Class R Shares of the Fund commenced operations on July 29, 2004.

See Notes to Financial Statements.

Munder Healthcare Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2006	June 30, 2005(a)

Amount
Class A Shares:
Sold*	$29,689,162	$18,041,279
Redeemed	(32,467,479)	(40,717,807)

Net decrease	$(2,778,317)	$(22,676,528)

Class B Shares:
Sold	$1,710,087	$4,509,314
Redeemed*	(46,254,454)	(35,501,452)

Net decrease	$(44,544,367)	$(30,992,138)

Class C Shares:
Sold	$1,626,958	$1,935,581
Redeemed	(11,938,595)	(16,246,561)

Net decrease	$(10,311,637)	$(14,310,980)

Class K Shares:
Redeemed	$(58,569)	$(26,443)

Net decrease	$(58,569)	$(26,443)

Class R Shares:
Sold	$—	$5,000

Net increase	$—	$5,000

Class Y Shares:
Sold	$1,026,485	$624,004
Redeemed	(993,113)	(1,019,454)

Net increase/(decrease)	$33,372	$(395,450)

*	May include amounts automatically converted from Class B Shares to Class A Shares.

(a)	Class R Shares of the Fund commenced operations on July 29, 2004.

See Notes to Financial Statements.

	Year Ended	Year Ended
	June 30, 2006	June 30, 2005(a)

Shares
Class A Shares:
Sold*	1,179,686	798,315
Redeemed	(1,317,730)	(1,848,840)

Net decrease	(138,044)	(1,050,525)

Class B Shares:
Sold	73,403	216,134
Redeemed*	(1,977,724)	(1,681,957)

Net decrease	(1,904,321)	(1,465,823)

Class C Shares:
Sold	69,196	92,830
Redeemed	(518,041)	(775,479)

Net decrease	(448,845)	(682,649)

Class K Shares:
Redeemed	(2,354)	(1,162)

Net decrease	(2,354)	(1,162)

Class R Shares:
Sold	—	242

Net increase	—	242

Class Y Shares:
Sold	39,531	27,492
Redeemed	(39,605)	(45,779)

Net decrease	(74)	(18,287)

*	May include amounts automatically converted from Class B Shares to Class A Shares.

(a)	Class R Shares of the Fund commenced operations on July 29, 2004.

See Notes to Financial Statements.

Munder Healthcare Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares

	Year		Year	Year		Year	Year
	Ended		Ended	Ended		Ended	Ended
	6/30/06(c)		6/30/05(c)	6/30/04(c)		6/30/03(c)	6/30/02(c)

Net asset value, beginning of period	$23.78		$23.22	$17.67		$16.11	$25.31

Income/(loss) from investment operations:
Net investment loss	(0.20)		(0.33)	(0.36)		(0.29)	(0.32)
Net realized and unrealized gain/(loss) on investments	(0.01)		0.89	5.91		1.85	(8.88)

Total from investment operations	(0.21)		0.56	5.55		1.56	(9.20)

Short-term trading fees	0.00	(e)	0.00 (e)	0.00	(e)	—	—

Voluntary contribution from Advisor	0.02		—	—		—	—

Net asset value, end of period	$23.59		$23.78	$23.22		$17.67	$16.11

Total return(b)	(0.80	)%(f)	2.41%	31.41	%(d)	9.62%	(36.28)%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$71,711		$75,570	$98,196		$67,456	$81,129
Ratio of operating expenses to average net assets	1.83%		1.92%	1.91%		2.14%	1.63%
Ratio of net investment loss to average net assets	(0.81)%		(1.46)%	(1.68)%		(2.02)%	(1.54)%
Portfolio turnover rate	47%		118%	68%		46%	38%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	1.83%		1.92%	1.93%		2.17%	1.72%

(a)	Class A Shares and Class B Shares of the Fund commenced operations on February 14, 1997 and January 31, 1997, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

(d)	If the Sub-Advisor had not reimbursed the Fund for the realized loss on the disposal of an investment in violation of policies, the total return would have been 31.30% for Class A Shares and 30.23% for Class B Shares.

(e)	Amount is less than $0.01 per share.

(f)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been (0.88)% for Class A Shares and (1.61)% for Class B Shares

See Notes to Financial Statements.

B Shares

Year		Year	Year		Year	Year
Ended		Ended	Ended		Ended	Ended
6/30/06(c)		6/30/05(c)	6/30/04(c)		6/30/03(c)	6/30/02(c)

$22.32		$21.96	$16.84		$15.47	$24.48

(0.37)		(0.46)	(0.49)		(0.39)	(0.45)
0.01		0.82	5.61		1.76	(8.56)

(0.36)		0.36	5.12		1.37	(9.01)

0.00	(e)	0.00 (e)	0.00	(e)	—	—

0.02		—	—		—	—

$21.98		$22.32	$21.96		$16.84	$15.47

(1.52	)%(f)	1.64%	30.40	%(d)	8.86%	(36.78)%

$43,131		$86,320	$117,126		$104,007	$119,253
2.58%		2.67%	2.66%		2.89%	2.38%
(1.58)%		(2.21)%	(2.43)%		(2.77)%	(2.29)%
47%		118%	68%		46%	38%
2.58%		2.67%	2.68%		2.92%	2.47%

See Notes to Financial Statements.

Munder Healthcare Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	C Shares

	Year		Year	Year		Year	Year
	Ended		Ended	Ended		Ended	Ended
	6/30/06(c)		6/30/05(c)	6/30/04(c)		6/30/03(c)	6/30/02(c)

Net asset value, beginning of period	$22.30		$21.94	$16.82		$15.45	$24.46

Income/(loss) from investment operations:
Net investment loss	(0.36)		(0.46)	(0.49)		(0.39)	(0.45)
Net realized and unrealized gain/(loss) on investments	0.00	(e)	0.82	5.61		1.76	(8.56)

Total from investment operations	(0.36)		0.36	5.12		1.37	(9.01)

Short-term trading fees	0.00	(e)	0.00 (e)	0.00	(e)	—	—

Voluntary contribution from Advisor	0.02		—	—		—	—

Net asset value, end of period	$21.96		$22.30	$21.94		$16.82	$15.45

Total return(b)	(1.52	)%(f)	1.64%	30.44	%(d)	8.80%	(36.77)%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$30,948		$41,443	$55,756		$49,725	$61,925
Ratio of operating expenses to average net assets	2.58%		2.67%	2.66%		2.89%	2.38%
Ratio of net investment loss to average net assets	(1.57)%		(2.21)%	(2.43)%		(2.77)%	(2.29)%
Portfolio turnover rate	47%		118%	68%		46%	38%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	2.58%		2.67%	2.68%		2.92%	2.47%

(a)	Class C Shares and Class K Shares of the Fund commenced operations on January 13, 1997 and April 1, 1997, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

(d)	If the Sub-Advisor had not reimbursed the Fund for the realized loss on the disposal of an investment in violation of policies, the total return would have been 30.26% for Class C Shares and 31.24% for Class K Shares.

(e)	Amount is less than $0.01 per share.

(f)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been (1.61)% for Class C Shares and (0.93)% for Class K Shares.

See Notes to Financial Statements.

K Shares

Year		Year	Year		Year	Year
Ended		Ended	Ended		Ended	Ended
6/30/06(c)		6/30/05(c)	6/30/04(c)		6/30/03(c)	6/30/02(c)

$23.75		$23.18	$17.64		$16.09	$25.29

(0.20)		(0.33)	(0.36)		(0.29)	(0.32)
(0.02)		0.90	5.90		1.84	(8.88)

(0.22)		0.57	5.54		1.55	(9.20)

0.00	(e)	0.00 (e)	0.00	(e)	—	—

0.02		—	—		—	—

$23.55		$23.75	$23.18		$17.64	$16.09

(0.84	)%(f)	2.41%	31.46	%(d)	9.63%	(36.35)%

$85		$141	$165		$184	$437
1.84%		1.92%	1.91%		2.14%	1.63%
(0.82)%		(1.46)%	(1.68)%		(2.02)%	(1.54)%
47%		118%	68%		46%	38%
1.84%		1.92%	1.93%		2.17%	1.72%

See Notes to Financial Statements.

Munder Healthcare Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	R Shares				Y Shares

	Year		Period		Year		Year	Year		Year	Year
	Ended		Ended		Ended		Ended	Ended		Ended	Ended
	6/30/06(c)		6/30/05(c)		6/30/06(c)		6/30/05(c)	6/30/04(c)		6/30/03(c)	6/30/02(c)

Net asset value, beginning of period	$23.73		$20.62		$24.26		$23.64	$17.94		$16.32	$25.57

Income/(loss) from investment operations:
Net investment loss	(0.26)		(0.35)		(0.14)		(0.28)	(0.31)		(0.26)	(0.27)
Net realized and unrealized gain/(loss) on investments	(0.01)		3.46		(0.01)		0.90	6.01		1.88	(8.98)

Total from investment operations	(0.27)		3.11		(0.15)		0.62	5.70		1.62	(9.25)

Short-term trading fees	0.00	(e)	0.00	(e)	0.00	(e)	0.00 (e)	0.00	(e)	—	—

Voluntary contribution from Advisor	0.02		—		0.02		—	—		—	—

Net asset value, end of period	$23.48		$23.73		$24.13		$24.26	$23.64		$17.94	$16.32

Total return(b)	(1.05	)%(g)	15.08%		(0.58	)%(g)	2.66%	31.77	%(d)	9.93%	(36.15)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$6		$6		$10,779		$10,841	$10,994		$7,031	$5,997
Ratio of operating expenses to average net assets	2.09%		2.17	%(f)	1.58%		1.67%	1.66%		1.89%	1.38%
Ratio of net investment loss to average net assets	(1.07)%		(1.70	)%(f)	(0.56)%		(1.21)%	(1.43)%		(1.77)%	(1.29)%
Portfolio turnover rate	47%		118%		47%		118%	68%		46%	38%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	2.09%		2.17	%(f)	1.58%		1.67%	1.68%		1.92%	1.47%

(a)	Class R Shares and Class Y Shares of the Fund commenced operations on July 29, 2004 and December 31, 1996, respectively.

(b)	Total return represents aggregate total return for the period indicated.

(c)	Per share numbers have been calculated using the average shares method.

(d)	If the Sub-Advisor had not reimbursed the Fund for the realized loss on the disposal of an investment in violation of policies, the total return would have been 31.61% for Class Y Shares.

(e)	Amount is less than $0.01 per share.

(f)	Annualized.

(g)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been (1.14)% for Class R Shares and (0.66)% for Class Y Shares.

See Notes to Financial Statements.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2006

1. Organization

    As of June 30, 2006, the Munder Funds (sometimes referred to as the “Funds”) consisted of 25 portfolios, each of which is a series of Munder Series Trust (“MST”), Munder Series Trust II (“MSTII”) or The Munder @Vantage Fund (“@Vantage”). Information presented in these financial statements pertains only to the Munder Healthcare Fund (the “Fund”), the only series of MSTII. Financial statements for the other Munder Funds are presented in separate reports.

    MSTII is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a Massachusetts business trust on October 30, 1996. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001.

    The Fund has 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2. Significant Accounting Policies

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities are generally valued at the last quoted sale price on the primary market or

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2006 (continued)

exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities (other than depositary receipts) are valued at the mean of the bid and asked prices, and depositary receipts are valued based on the underlying security’s value and relevant exchange rate. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges may also be subject to fair valuation by such pricing committee should a significant event occur subsequent to the close of the foreign securities exchanges. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates current market value, unless the Board of Trustees determines that such valuation does not constitute fair value at that time.

    Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

    Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

    Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains and losses from security transactions.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2006 (continued)

    Forward Foreign Currency Exchange and Spot Contracts: The Fund may engage in forward foreign currency exchange and spot contracts in an effort to facilitate transactions in foreign securities and to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Forward foreign currency exchange and spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) from foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange on a particular date. When a contract is used to hedge against movements in exchange rates, it will limit the risk of loss due to a decline in the value of the hedged currency during the relevant period, but will also limit any potential gain that might result should the value of the currency increase during that period. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    Repurchase Agreements: Each repurchase agreement entered into by the Fund provides that the seller must transfer to the Fund initial collateral at least equal to the total amount of the repurchase obligation, including interest, and transfer upon request additional collateral any time the value of the collateral falls below such level. Each repurchase agreement also provides that in the event of counterparty default, the Fund has the right to accelerate the seller’s repurchase obligation and/or use the collateral to satisfy the seller’s repurchase obligation. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights.

    Loans of Portfolio Securities: The Fund may loan portfolio securities in an amount up to 25% of the value of its total assets to certain approved borrowers. Each loan is secured by collateral which is adjusted daily to have a market value at least equal to 100% of securities loaned at the close of business on the preceding business day. The Fund may share with the borrower a portion of the income received on collateral for the loan, or will be paid a premium on the loan. The Fund also continues to receive the equivalent of the interest and dividends paid on the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2006 (continued)

demand. If the borrower defaults or bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

    Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. General expenses of the Munder Funds are allocated to the Fund based upon the relevant driver of such expenses. General expenses, income and realized and unrealized gains and losses of the Fund are then prorated among the share classes based on the relative average net assets of each class.

    Short-Term Trading (Redemption) Fees: During the year ended June 30, 2006, a short-term trading fee of 2% was assessed on certain redemptions of Fund Shares made within 60 days of purchase as described in the Fund’s prospectus. The fee, which was retained by the Fund, is accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

3.	Investment Advisor, Sub-Advisor, Administrator and Other Related Party Transactions

    For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed daily and payable monthly, based on the average daily net assets of the Fund at an annual rate of 1.00%

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2006 (continued)

based on assets up to $250 million and 0.75% based on assets of $250 million or more. During the year ended June 30, 2006, the Fund paid an annual effective rate of 1.00% for advisory services.

    The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an administration fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates subject to a Fund minimum fee.

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

    In addition, the Advisor is entitled to receive from the Fund an annual financial reporting fee in the amount of $8,000.

    For the year ended June 30, 2006, the Advisor earned $287,777 before payment of sub-administration fees and $189,243 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2006, the Fund paid an annual effective rate of 0.1453% for administrative services.

    The Advisor made a voluntary capital contribution to the Fund during the year ended June 30, 2006 of $176,297 after completing a review of the application of the Fund’s redemption fee policy in prior years.

    During the period from the Fund’s inception through January 25, 2005, the Fund was managed by Framlington Overseas Investment Management Limited (the “Sub-Advisor”).

    Comerica Incorporated (”Comerica”), through its wholly-owned subsidiary Comerica Bank, owned approximately 96% of the Advisor (87% on a fully diluted basis) as of June 30, 2006. Comerica Bank provides administrative, record keeping and other related services associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $810 for its administrative, record keeping and other related services provided to the Fund for the year ended June 30, 2006.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2006 (continued)

    Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of @Vantage is paid quarterly an annual retainer of $6,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of MST, MSTII and @Vantage to make payments of deferred amounts are unsecured general obligations of the Munder Funds. No officer, director or employee of the Advisor, Comerica or any of Comerica’s affiliates receives any compensation from MST, MSTII or @Vantage.

4. Distribution and Service Plan

    The Fund has a Distribution and Service Plan (the ”Plan”) with respect to the Class A, Class B, Class C, Class R and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees may be collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the ”Service Organizations”) who provide shareholder services for the Fund. Additional fees may also be collected from the Fund with respect to Class B, Class C and Class R Shares to pay for certain shareholder services and the distribution of Fund shares to investors. These fees may be used as a form of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund.

    The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class R	Class K
Shares	Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

    For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with the Distributor. No payments are made under the Plan with regard to Class Y Shares.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2006 (continued)

    Comerica Securities, Inc. (”Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2006, the Fund paid $26 to Comerica Securities and $105 to Comerica Bank for shareholder and/or distribution-related services provided to Class A, Class B, Class C, Class K and Class R shareholders.

5. Securities Transactions

    Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $92,861,322 and $148,193,042, respectively, for the year ended June 30, 2006.

    At June 30, 2006, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $14,222,108, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $6,764,373 and net appreciation for Federal income tax purposes was $7,457,735. At June 30, 2006, aggregate cost for Federal income tax purposes was $155,528,853.

6. Investment Concentration

    The Fund primarily invests in equity securities of U.S. and, to a lesser extent, foreign companies providing healthcare, medical services and medical products worldwide. By concentrating its investments, the Fund is subject to higher market risk and price volatility than funds with more broadly diversified investments. The value of stocks of health care and health care-related companies is particularly vulnerable to rapid changes in technology product cycles, government regulations and cost containment measures. In addition, adverse economic, business or political developments affecting the health care sector could have a major effect on the value of the Fund’s investments.

7. Revolving Line of Credit

    Effective December 14, 2005, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the Fund. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 13, 2006 on the daily amount of the unused commitment. During the year ended June 30, 2006, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2006, total commitment fees for the Fund were $2,612.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2006 (continued)

8. Indemnification Obligations

    The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Income Tax Information

    Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

    As determined on June 30, 2006, permanent differences resulting primarily from foreign currency gains and losses and net operating losses were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed	Accumulated
Net Investment	Net Realized	Paid in
Income	Gain	Capital

$2,425,477	$24,837	$(2,450,314)

    At June 30, 2006, the components of distributable earnings on a tax basis were as follows:

Post
October	Capital Loss	Unrealized
Loss	Carryover	Appreciation	Total

(2,107)	$(140,761,710)	$7,457,735	$(133,306,082)

    The differences between book and tax distributable earnings are primarily due to wash sales and deferred trustees’ fees.

    As determined at June 30, 2006, the Fund had available for Federal income tax purposes, $140,761,710 of unused capital losses of which $1,386,470, $95,698,037 and $43,677,203 expire in 2010, 2011 and 2012, respectively. In addition, the losses expiring in 2010, may be further limited as they were acquired in the reorganization with the Munder Bio(Tech)2 Fund that occurred on May 9, 2003.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2006 (continued)

    Certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net foreign currency losses arising between November 1, 2005 and June 30, 2006 of $2,107.

    The Fund utilized capital loss carryforwards during the year ended June 30, 2006 in the amount of $17,331,591.

10.	Tax Information (Unaudited)

    For the fiscal year ended June 30, 2006, the Fund designated approximately $1,941,760 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

11.	Subsequent Events (Unaudited)

    On August 4, 2006, the management team of the Advisor announced that it has partnered with Grail Partners, LLC and private equity firm Crestview Partners, L.P. to acquire Comerica’s controlling interest in the Advisor. If, as expected, the transaction closes, the Advisor’s current investment advisory agreement with the Fund will automatically terminate under applicable law at the time of the closing. On August 22, 2006, the Board of Trustees of the Munder Funds approved a new investment advisory agreement with the Advisor subject to approval by shareholders of the Fund at a Special Meeting called for October 26, 2006. The new investment advisory agreement is expected to become effective on the date of the closing of the transaction.

    On August 22, 2006, the Board of Trustees approved a change in the structure of the fee paid to the Advisor for its advisory services. Effective August 22, 2006, the Advisor is entitled to receive from the Fund a fee, computed daily and payable monthly at an annual rate of 1.00% on the first $100 million of average daily net assets; 0.90% of the next $100 million; 0.85% of the next $50 million; and 0.75% of average daily net assets in excess of $250 million.

12.	Quarterly Portfolio Schedule (Unaudited)

    The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2006 (continued)

Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (800) 438-5789. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13.	Proxy Voting Policies and Procedures (Unaudited)

    A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Proxy Voting Record (Unaudited)

    The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15.	Approval of Investment Advisory Agreement (Unaudited)

    The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated June 13, 2003 and amended most recently as of May 16, 2006 (“Advisory Agreement”). On May 16, 2006, the Board of Trustees approved the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2006. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to renewal of the Advisory Agreement and in other meetings during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor. In evaluating the Advisory Agreement, the Board conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings throughout the year, of the Advisor, its services and the Munder Funds.

    The Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2006 (continued)

continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.)

    Among other factors, the Board requested, considered and evaluated information regarding:

    (a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In this regard, the Board was presented with detailed information concerning the Advisor’s efforts in hiring, promoting and retaining qualified investment personnel, including enhancements in the quality and depth in the Advisor’s investment, trading, and administrative services departments due to the recruiting and hiring of additional staff in 2005 and the promotion of employees from within the Advisor in 2005 and 2006, recent changes within key management positions at the Advisor, the Advisor’s personnel retention efforts, and the Advisor’s current intentions regarding future changes in its organizational structure;

•	the Advisor’s efforts in recent years and on an ongoing basis to:

(1)	enhance its research capabilities and make investments in compliance, fund accounting and other technologies relating to the Funds’ operations in order to improve their effectiveness and efficiencies of operations;

(2)	grow Fund assets through increased marketing efforts and a focus on asset retention;

(3)	focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or reducing its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2006 (continued)

(4)	renegotiate the fee arrangements with certain of the other service providers for the Munder Funds in order to reduce the total expense ratios of the Munder Funds and their classes of shares, although no such reductions were made in the current period; and

(5)	seek to better allocate the costs of services across the Munder Funds;

•	the Advisor’s performance, both generally with respect to all the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds;

•	the terms of the Advisory Agreement; and

•	the general experience, business, operations and financial condition of the Advisor.

    Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

    (b) The investment performance of the Fund and the Advisor: The Board considered the one-, three- and five-year and since inception total investment performance, on both a gross and net basis, of the Fund’s Class Y Shares as of December 31, 2005 and compared this information to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”).

    In addition, the Board considered the Fund’s one-, three- and five-year Lipper “ranking” within the Fund’s peer group on a numeric, percentile and quartile ranking basis, as well as the three- and five-year and the overall “star” ratings of the Fund by Morningstar, Inc. The Board also considered the Fund’s one-, three- and five-year total return for Class A Shares as of December 31, 2005 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund. In this regard, the Board considered that: (1) the Fund’s average annual total returns for Class Y Shares, on both a gross and net basis, exceeded the performance of the benchmark for the three-year and since inception periods and trailed for the one- and five-year periods, (2) the Fund’s total returns for Class Y Shares on a gross basis exceeded the median performance of the Fund’s Lipper peer group for the one-year period and, on both a gross and net basis for the

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2006 (continued)

three-year period, but trailed on both a gross and net basis for the five-year period, and (3) the Fund had favorable Morningstar ratings.

    Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of the Advisory Agreement.

    (c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor over the 12 months ended on December 31, 2005 and projections by the Advisor as to the costs and profitability of the Advisor over the 12 months ending on December 31, 2006, with respect to all services provided by the Advisor and its affiliates to the Fund and based on certain stated assumptions. Based on these facts, the Board concluded that the costs of the Advisor’s services and the profitability of the Advisor under the Advisory Agreement were not unreasonable.

    (d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale: The Board considered the Advisor’s willingness in recent years and on an on-going basis to review the advisory and other fees of all the Munder Funds for reasonableness and market rate comparability, and, where appropriate, to renegotiate contracts on behalf of the Funds and reduce fees (both directly and through the implementation of contractual breakpoints in certain of the Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board considered the Advisor’s representation that it will seek to share economies of scale with the Fund’s shareholders through appropriate mechanisms in the future. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

    (e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees and total expenses as they compared to those of comparable funds identified by Lipper in the case of the advisory fee comparisons and to the funds included in the Fund’s respective Lipper category in the case of total expense comparisons. The Board also considered the Fund’s total operating expense ratio (and certain components of the total expense ratio) of the Fund’s Class A Shares in comparison to those of each comparable fund in the Fund’s Lipper peer group and in comparison to the average, median, high and low net effective advisory fees of the funds in the Fund’s Lipper peer group. The Board also received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party data mutual fund provider, that compared the Fund’s advisory fees

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2006 (continued)

at varying asset levels to the fees charged to the Fund’s peers. Based on these facts, the Board concluded that the current advisory fee and total fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

    (f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

    Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2006.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2006 (continued)

16. Trustees and Executive Officers (Unaudited)

    Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2006, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are set forth in the table below.

				Number of
				Portfolios
		Term of		in Fund	Other
		Office(1) and	Principal Occupation(s)	Complex	Directorships
	Position(s) with	Length of Time	During	Overseen	Held by
Name, Address and Age	the Funds	Served(2)	Past 5 Years	by Trustee	Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 58	Trustee and Chairman	Indefinite; Trustee since 2/93; Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (10/97 to 12/05).	25	Fieldstone Investment Corporation (since 11/03).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 59	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate/manufacturing company) (since 1991).	25	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 69	Trustee	Indefinite; since 5/93	Professor of Finance, University of Michigan-Business School (since 8/66).	25	Nighthawk Radiology Holdings, Inc. (since 3/04).

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2006 (continued)

				Number of
				Portfolios
		Term of		in Fund	Other
		Office(1) and	Principal Occupation(s)	Complex	Directorships
	Position(s) with	Length of Time	During	Overseen	Held by
Name, Address and Age	the Funds	Served(2)	Past 5 Years	by Trustee	Trustee

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 68	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	25	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	25	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03); Dow Jones & Company (financial news and information company) (since 5/05).

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2006 (continued)

				Number of
				Portfolios
		Term of		in Fund	Other
		Office(1) and	Principal Occupation(s)	Complex	Directorships
	Position(s) with	Length of Time	During	Overseen	Held by
Name, Address and Age	the Funds	Served(2)	Past 5 Years	by Trustee	Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Trustee(3)	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	24	Taubman Centers, Inc. (since 1/97).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 50	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	25	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); LMS Medical Systems (health care technology company) (since 1/06).

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2006 (continued)

Number of
Portfolios
		Term of		in Fund	Other
		Office(1) and	Principal Occupation(s)	Complex	Directorships
	Position(s) with	Length of Time	During	Overseen	Held by
Name, Address and Age	the Funds	Served(2)	Past 5 Years	by Trustee	Trustee

Interested Trustee

Michael T. Monahan(4) 3707 West Maple Rd. Suite 102 Bloomfield Hills, MI 48301 Age 67	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	25	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Ms. Payne is a Trustee of MST and MSTII only.

(4)	Mr. Monahan is an “interested person” as defined in the 1940 Act. Mr. Monahan owns stock in Comerica Incorporated, the indirect parent company of the Advisor. Mr. Monahan also receives retirement and health benefits from Comerica Incorporated.

Term of
Office(1) and
	Position(s) with	Length of Time
Name, Address and Age	the Funds	Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 48	President & Principal Executive Officer	through 2/07; since 4/06	President and Chief Investment Officer of Munder Capital Management (investment advisor) (since 3/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 48	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/07; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06).

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2006 (continued)

Term of
Office(1) and
	Position(s) with	Length of Time
Name, Address and Age	the Funds	Served(2)	Principal Occupation(s) During Past 5 Years

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 40	Vice President & Principal Financial Officer	through 2/07; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (investment advisor) (since 2/05); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

Chérie N. Ugorowski 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 37	Treasurer & Principal Accounting Officer	through 2/07; since 8/01	Controller of Munder Capital Management (investment advisor) (since 6/01); Corporate Accounting Manager, DaimlerChrysler Corporation (automotive manufacturer) (9/99 to 6/01).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

    The Statement of Additional Information for the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 438-5789.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Healthcare Fund and
Board of Trustees of Munder Series Trust II

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Healthcare Fund (the portfolio comprising Munder Series Trust II (the “Fund”) as of June 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Healthcare Fund of Munder Series Trust II at June 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 11, 2006

[This Page Intentionally Left Blank]

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter
OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer,
and Chief Compliance Officer
Cherie N. Ugorowski, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
David W. Rumph, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009
TRANSFER AGENT

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
DISTRIBUTOR

Funds Distributor, Inc.
100 Summer Street
Boston, MA 02110
LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNHC606

Item 2. Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.
The Code of Ethics is attached hereto as Exhibit 12(a)(1).
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John Rakolta, Jr., David J. Brophy and Arthur T. Porter are each an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR). Dr. Brophy qualifies as an audit committee financial expert based on his experience as a Professor of Finance at the University of Michigan Business School since 1966, service as a director and advisor to a number of financial services firms and past service as a director of several public companies.
Item 4. Principal Accountant Fees and Services.
As of June 30, 2006, the registrant had one series, the Munder Healthcare Fund. Information provided in response to Item 4 includes amounts billed during the fiscal years ended June 30, 2006 and June 30, 2005 for services rendered by Ernst & Young LLP (“E&Y”), the registrant’s principal accountant, to the Munder Healthcare Fund.
(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings for the last two fiscal years ended June 30, 2006 and June 30, 2005 were $16,600 and $18,700, respectively.
(b) Audit Related Fees
The registrant was not billed any fees by E&Y for the last two fiscal years ended June 30 for the Funds for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statements and not otherwise included above.
During the fiscal years ended June 30, 2006 and 2005, no fees for assurance and related services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(c) Tax Fees
The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the last two fiscal years ended June 30, 2006 and June 30, 2005 were $5,880 and $5,600, respectively.
During the fiscal years ended June 30, 2006 and 2005, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.
(d) All Other Fees
The aggregate fees billed by E&Y for professional services associated with identifying any passive foreign investment companies that the registrant may hold in order to ensure their appropriate tax treatment for the last two fiscal years ended June 30, 2006 and June 30, 2005 were $204 and $570, respectively.
During the fiscal years ended June 30, 2006 and 2005, no fees for other services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.
(e) Pre-Approval Policies and Procedures
Pursuant to the registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the registrant’s independent auditor. In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the registrant to employ the independent auditor to render permissible non-audit services to such entity, provided those permissible non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence. The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate be presented to the full Audit Committee at its next meeting. Since November 12, 2002, the Audit Committee has delegated such authority to its Chairman.
Pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, pre-approval is required for non-audit services billed by E&Y to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the services relate directly to the operations and financial reporting of the registrant. As disclosed above in Items 4(b) through (d), there were no fees for such services during the applicable periods.
(f) Less than 50 percent of the hours expended on E&Y’s engagement to audit the registrant’s financial statements for the fiscal year ended June 30, 2006 for the Fund were attributed to work performed by persons other than E&Y’s full-time, permanent employees.
(g) E&Y did not bill the registrant for any other non-audit services for the fiscal years ended June 30, 2006 and 2005 for the Fund other than as disclosed above.

The aggregate non-audit fees billed by E&Y for services rendered to Munder Capital Management, the registrant’s investment adviser, for the fiscal years ended June 30, 2006 and 2005 were $421,010 and $280,400, respectively. The aggregate non-audit fees billed by E&Y for services rendered to entities controlling, controlled by, or under common control with Munder Capital Management that provide ongoing services to the registrant, for the fiscal years ended June 30, 2006 and 2005 were $59,000 and $102,000, respectively.
(h) The registrant’s Audit Committee has determined that the non-audit services E&Y has rendered to Munder Capital Management and any entity controlling, controlled by, or under common control with Munder Capital Management that provides ongoing services to the registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining E&Y’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
A Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since the registrant last disclosed its procedures pursuant to Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.
Item 11. Controls and Procedures.
(a) Within 90 days of the filing date of this Form N-CSR, John S. Adams, the registrant’s President and Principal Executive Officer, and Peter K. Hoglund, the registrant’s Vice President and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) of under the Investment Company Act of 1940, as amended (the “Procedures”) and evaluated their effectiveness. Based on their review, Mr. Adams and Mr. Hoglund determined that the Procedures adequately ensure that information required to be disclosed by the registrant in reports on Form N-CSR filed under the Securities

Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.
(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a)(1) The Code of Ethics is attached hereto.
(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, amended are attached hereto.
(a)(3) Not applicable.
(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
MUNDER SERIES TRUST II

By:	/s/ John S. Adams John S. Adams
President and Principal Executive Officer
Date:    September 7, 2006
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John S. Adams John S. Adams
President and Principal Executive Officer
Date:    September 7, 2006

By:	/s/ Peter K. Hoglund Peter K. Hoglund
Vice President and Principal Financial Officer
Date:    September 7, 2006